Contingent Liabilities and Commitments	12 Months Ended
Dec. 31, 2022
Disclosure of commitments and contingent liabilities [abstract]
CONTINGENT LIABILITIES AND COMMITMENTS

Note 18: - Contingent Liabilities and Commitments

a.	On August 23, 2010, the Company entered into a 30 year collaboration agreement with Baxter Healthcare Corporation (“Baxter”) with respect to obtaining the distribution rights for GLASSIA. During 2015, Baxter assigned all its rights under the collaboration agreement to Baxalta US Inc. (“Baxalta”) which was acquired during 2016 by Shire plc (“Shire”), which is now part of Takeda (“Takeda” and in these consolidated financial statements Baxter, Baxalta and Shire will be referred to as “Takeda”).

The collaboration agreement consists of three main agreements (1) an Exclusive Manufacturing, Supply and Distribution agreement for GLASSIA in the United States, Canada, Australia and New Zealand (the “Territory” and the “Distribution Agreement”, respectively); (2) Technology License Agreement for the use of the Company’s knowhow and patents for the production, continued development and sale of GLASSIA by Takeda (the “License Agreement”) in the Territory; and (3) A Paste Supply Agreement for the supply by Takeda of plasma derived fraction IV-1 to be used by the Company for the production of GLASSIA (the “Raw Materials Supply Agreement”).

Pursuant to the agreements, the Company was entitled to certain upfront and milestone payments at a total amount of $45 million, and for a minimum commitment of Takeda to acquire GLASSIA produced by the Company over the first five years of the term of the Distribution Agreement. In addition, upon initiation of sales of GLASSIA manufactured by Takeda, the Company would be entitled to royalty payments at a rate of 12% on net sales of Glassia through August 2025, and at a rate of 6% thereafter until 2040, with a minimum of $5 million annually (the “Royalty Payments”).

Through December 31, 2021, the Company accounted for as income all of the $45 million associated with the upfront and milestone payments from Takeda pursuant to the Distribution and License Agreements as amended.

On March 31, 2021, the Company entered into an amendment to the Technology License Agreement with Takeda with respect to GLASSIA. Pursuant to the amendment the Company undertook to transfer to Takeda the U.S. Biologics License Application (BLA) of the product upon completion of the transition of GLASSIA manufacturing to Takeda, in consideration for a $2 million payment from Takeda. Such amount was paid by Takeda and accounted for as income during the first quarter of 2022.

During 2021 the Company terminated the production and supply of GLASSIA to Takeda and Takeda initiated its own production of GLASSIA for distribution in the Territory. Accordingly, commencing 2022, Takeda initiated royalty payments to the Company as defined above.

As of December 31, 2022 the Company accountant for a total of $12.2 million from sales-based royalty income.

Pursuant to the Distribution Agreement, Takeda is responsible to conduct any required additional clinical studies required to obtain or maintain GLASSIA’s marketing authorization in the Territory. Under certain condition, the Company will be required to participate in the funding of these clinical studies in a total amount not to exceed $10 million.

Pursuant to the Raw Material Supply Agreement Takeda undertook to provide the Company, free of charge, all quantities of plasma derived fraction IV-1 required by the Company for manufacturing GLASSIA to be sold to Takeda for distribution in the Territory. The Company accounts for the fair value of the plasma derived fraction IV-1 used and sold as revenues and charges the same fair value to cost of revenue. In addition, the Company has the right to acquire from Takeda plasma derived fraction IV-1 for its continued development and for the production, sale and distribution of GLASSIA by the Company outside the Territory.

b.	In November 2006, the Company entered into an agreement with PARI GmbH (“PARI”) in connection with a supply by PARI of a certain medical devise required for the development of the Company’s Inhaled AAT product. Pursuant to the agreement, the Company was licensed to use developments made by PARI. Furthermore, PARI will provide the Company certain quantities of devices for carrying out clinical trials, free of charge. In the event that the development is successful, and the underlining product obtains required marketing authorization, the Company will pay PARI royalties based on sales of the devices through the later of the device patents expiration period or 15 years from the first commercial sale of the Company’s the Inhaled AAT product.

On expiration of the royalty period, the license will become non-exclusive, and the Company shall be entitled to use the rights granted to it pursuant to the agreement without paying royalties or any other compensation. In addition, and according to a mechanism set in the agreement, PARI would be required to pay royalties to the Company of the total net sales of the device exceeding a certain amount, through the later of the device patents expiration period or 15 years from the first commercial sale of the Company’s Inhaled AAT product.

In February 2008, the parties executed an amendment to the agreement according to which the exclusive global license granted to the Company was expanded to two additional indications. The royalties’ obligations, mentioned above, are applicable to all indications.

In addition, the parties entered into a commercialization and supply agreement, which ensures long-term regular supply of the device, including spare parts.

In May 2019, the Company signed a Clinical Study Supply Agreement (“CSSA”) with PARI for the supply of the required quantities of controller kits and the web portal associated with PARI’s device required for the Company’s continued clinical trials with respect to the Inhaled AAT product. The CSSA is a supplement agreement to the commercialization and supply agreement and will expire upon the expiration or termination of such agreement.

c.	In July 2011, the Company entered into a strategic collaboration agreement with Kedrion Biopharma (“Kedrion”) for clinical development, marketing, distribution, and sales in the United States of the Company’s rabies immune globulin (Human) under the trade name KEDRAB. The product is manufactured and marketed by the Company in other countries under a different trade name KAMRAB. The Company obtained U.S marketing authorization from the FDA for KEDRAB in August 2017, and commercial launch of the product in the US was initiated in the beginning of 2018.

In October 2016, the parties entered into an amendment to the agreement pursuant to which the parties agreed to conduct a required post-marketing-commitment clinical study which was initiated in March 2017 and finalized during 2020. The cost of the study was equally shared between the parties.

In April 2020, the Company entered into a binding term sheet with Kedrion for the co-development, manufacturing and distribution of a human plasma-derived Anti-SARS-CoV-2 polyclonal immunoglobulin (IgG) product as a potential treatment for COVID-19 patients. The plasma-derived Anti-SARS-CoV-2 IgG product was developed and manufactured utilizing the Company’s proprietary IgG platform technology. Pursuant to the agreed terms, Kedrion provided plasma, collected at its U.S. plasma collection centers, from donors who have recovered from the virus. The Company was responsible for product development, manufacturing, clinical development, with Kedrion’s support, and regulatory submissions. The binding term sheet remained in effect until June 30, 2021. No definitive agreement was entered to between the parties, and the Company terminated this product development program.

d.	In July 2019, the Company entered into a 7-year Master Clinical Services Agreement with a third party for the provision of certain clinical research services and other tasks to be performed by such third party, in connection with the Company’s Phase III clinical study for its inhaled AAT product.

e.

In December 2019, the Company entered into a binding term sheet for a 12-year contract manufacturing agreement with Saol to manufacture CYOTGAM. Following the execution of the required technology transfer from the current manufacturer, and pending all required FDA approvals, the Company is expected to commence commercial manufacturing of the product during 2023. As a result of the consummation of the Saol transaction as detailed below, which included the acquisition of all rights relating to CYTOGAM, the previous engagement with Saol with respect to this product expired.

On November 22, 2021, the Company entered into the Saol APA for the acquisition of a portfolio of four FDA-approved plasma-derived hyperimmune commercial products - CYTOGAM, HEPAGAM B, VARIZIG AND WINRHO SDF.

Under the terms of the APA, the Company paid Saol a $95 million upfront payment, and agreed to pay up to an additional $50 million of contingent consideration subject the achievement of sales thresholds for the period commencing on the Acquisition Date and ending on December 31, 2034. The Company may be entitled for up to $3 million credit deductible from the contingent consideration payments due for the years 2023 through 2027, subject to certain conditions as defined in the agreement between the parties.

In addition, the Company acquired inventory valued at $14.2 million and agreed to pay the consideration to Saol in ten quarterly installments of $1.5 million each or the remaining balance at the final installment.

As part of the acquisition, the Company assumed certain of Saol’s liabilities for the future payment of royalties (some of which are perpetual) and milestone payments to third party subject to the achievement of corresponding CYTOGAM related net sales thresholds and milestones. Such assumed liabilities include:

●	Royalties:10 % of the annual global net sales of CYTOGAM up to $25 million and 5 % of net sales that are greater than $25 million, in perpetuity; 2% of the annual global net sales of CYTOGAM in perpetuity; and, 8% of the annual global net sales of CYTOGAM for period of six years following the completion of the technology transfer of the manufacturing of CYTOGAM to the Company, subject to a maximum aggregate of $5 million per year and for total amount of $30 million throughout the entire six years period.

●

Sales milestones: $1.5 million in the event that the annual net sales of CYTOGAM in the United States market exceeds $18.8 million during the twelve months period ending June 30, 2022; and $1.5 million in the event that the annual net sales of CYTOGAM in the United States market exceeds $18.4 million during the twelve months period ending June 30, 2023.

●	Milestone: $8.5 million upon the receipt of FDA approval for the manufacturing of CYTOGAM at Company’s manufacturing facility.

To partially fund the acquisition costs, the Company secured a $40 million financing facility from an Israeli bank which comprised of a $20 million five-year loan and a $20 million short-term revolving credit facility. Refer to Note 14.

In connection with the acquisition, the Company entered into a transition services agreement with Saol, which defined the services and support to be provided by Saol to the Company for a defined period.

As of December 31, 2022 and 2021, the Company recognized an asset in respect of costs of fulfilling contracts on the amount of $ 7,577 and $ 5,561 thousands, respectively. No amortization or impairment losses was recognized.

f.

In December 2019, the Company entered into an agreement with Alvotech, a global biopharmaceutical company, to commercialize Alvotech’s portfolio of six biosimilar product candidates in Israel, upon receipt of regulatory approval from the IL IMOH. Pursuant to the agreement the Company is obligated to pay Alvotech certain milestone payments, in advance of the launch of the six biosimilar in Israel. In February 2022, the agreement was extended to include two additional biosimilar products.

g.	On January 14, 2021, the Company entered into an agreement with undisclosed international pharmaceutical companies to commercialize one of the distribution products, in Israel. Pursuant to the agreement the Company is obligate to pay royalties in the amount of 24% out of the net revenue from the sale of the product in the Israeli market.

h.

During May 2022, the Company terminated a distribution agreement with a third-party engaged to distribute the Company’s proprietary products in Russia and Ukraine (the “Distributor”), and a power of attorney granted, in connection with such distribution agreement, to an affiliate of the Distributor (the “Affiliate). On July 18, 2022, the Affiliate notified the Company of the filing of a request for a non-binding conciliation hearing with the Court in Geneva relying on the terminated power of attorney and seeking damages for the alleged inability to sell the remaining product inventory previously acquired from the Company and compensation for the lost customer base. The conciliation hearing is scheduled for March 17, 2023. At this stage, it is not possible to assess the prospects and scope of any claims against the Company and any potential liabilities as such conciliation request is an initial procedure and the claims are not fully substantiated.